EXHIBIT 10.4

EXECUTION VERSION

AMENDED AND RESTATED

FOREIGN GUARANTEE

dated and effective as of September 28, 2012,

among

each Foreign Subsidiary of

TRW AUTOMOTIVE HOLDINGS CORP.

identified herein

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

i

SECTION 4.16. Conversion of Currencies	13
SECTION 4.17. Taxes Payable by Foreign Guarantor	13

Schedules

Schedule I	Foreign Guarantors

Exhibits

Exhibit I	Form of Supplement to the Foreign Guarantee

ii

AMENDED AND RESTATED FOREIGN GUARANTEE dated and effective as of September 28, 2012 (this “Agreement”), among each Foreign Subsidiary of TRW AUTOMOTIVE HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), listed on Schedule I hereto (the “Foreign Guarantors”) and JPMORGAN CHASE BANK, N.A. (f/k/a JPMORGAN CHASE BANK), a national banking association organized under the laws of the United States of America (“JPMCB”), as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).

Reference is made to the Eighth Amended and Restated Credit Agreement dated as of September 28, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among TRW Automotive Holdings Corp., TRW Automotive Inc. (f/k/a TRW Automotive Acquisition Corp.), the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto (the “Lenders”), JPMCB, as Administrative Agent and Collateral Agent and Bank of America, N.A., as Syndication Agent.

The Revolving Credit Lenders have agreed to extend credit to the Foreign Subsidiary Borrowers subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Revolving Credit Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  The Foreign Guarantors are affiliates of the Foreign Subsidiary Borrowers, and each Foreign Subsidiary Borrower is an affiliate of each other Foreign Subsidiary Borrower.  The Foreign Guarantors will derive substantial benefits from the extensions of credit to the Foreign Subsidiary Borrowers, and each Foreign Subsidiary Borrower will derive substantial benefits from the extensions of credit to each other Foreign Subsidiary Borrower, in each case pursuant to the Credit Agreement.  The Foreign Guarantors are willing to execute and deliver this Agreement in order to induce the Revolving Credit Lenders to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.            Credit Agreement.  (a)  Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement.

(b)  The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02.            Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Capital Impairment” means (a) with respect to a Foreign Guarantor organized under the laws of the Federal Republic of Germany as a limited liability company (Gesellschaft mit beschraenkter Haftung) (a “GmbH”), the failure of such Foreign Guarantor to own sufficient assets to maintain its registered capital (Stammkapital) and (b) with respect to a Foreign Guarantor organized under the laws of the Federal Republic of Germany as a limited partnership (Kommanditgesellschaft) where the only general partner is a GmbH (a “GmbH & Co. KG”), the failure of the general partner of such Foreign Guarantor to own sufficient assets to maintain such general partner’s registered capital.  Whether a Foreign Guarantor or the general partner of a Foreign Guarantor, respectively, owns sufficient assets to maintain its registered capital shall, notwithstanding anything to the contrary herein, be determined in accordance with the applicable provisions of German law, subject to the following adjustments:  (a) any funds borrowed by any Borrower under the Credit Agreement or any other Loan Document that have been on—lent to such Foreign Guarantor or such general partner, as applicable, and (b) any contractual Indebtedness or other liabilities incurred in violation of the provisions of any Loan Document the GmbH or the general partner of the GmbH & Co. KG, as applicable, is a party to, shall be disregarded.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Foreign Loan Document Obligations” means (a) the due and punctual payment by each Foreign Subsidiary Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Foreign Subsidiary Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by such Foreign Subsidiary Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (iii) each payment required to be made by such Foreign Subsidiary Borrower in respect of any Ancillary Credit Extension, when and as due, including the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any loans thereunder, overdrafts, reimbursement of guarantees and obligations to provide cash collateral and (iv) all other monetary obligations of such Foreign Subsidiary Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Foreign Subsidiary Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due

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and punctual payment and performance of all the obligations of each other Foreign Guarantor under or pursuant to this Agreement and each of the other Loan Documents.

“Foreign Obligations” means (a) the Foreign Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Foreign Subsidiary under each Swap Agreement that (i) is in effect on the Restatement Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Restatement Effective Date or (ii) is entered into after the Restatement Effective Date with a counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into, (c) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed by any Foreign Subsidiary Loan Party to a Lender or any of its Affiliates and arising from purchasing card programs or treasury, depositary and cash management services or in connection with any automated clearinghouse transfers of funds and (d) the due and punctual payment and performance of all obligations of each Foreign Subsidiary Borrower or any Foreign Subsidiary owed to a Lender or any of its Affiliates in respect of up to an aggregate amount of $400,000,000 of loans, lines of credit, letters of credit, bankers’ acceptances and bank guarantees (other than the Loan Document Obligations) most recently identified in writing by the U.S. Borrower to the Collateral Agent.

“GmbH” has the meaning assigned to such term in the definition of the term “Capital Impairment”.

“Guaranteed Foreign Obligations” means all Foreign Obligations other than Foreign Obligations of the Polish Loan Parties.

“Indemnitee” has the meaning assigned to such term in Section 4.05(b).

“Polish Loan Parties” shall mean TRW Polska Sp. z o.o., TRW Braking Systems Polska Sp. z o.o., TRW Safety Systems Poland Sp. z o.o. and TRW Steering Systems Poland Sp. z o.o.

“Repayment Obligation” has the meaning assigned to such term in Section 2.03(a).

“Secured Parties” means (a) the Revolving Credit Lenders (and any Affiliate of a Revolving Credit Lender to which any obligation referred to in clauses (c) and (d) of the definition of the term “Foreign Obligations” is owed), (b) the Administrative Agent and the Collateral Agent, (c) each Ancillary Lender, (d) each Issuing Bank, (e) each counterparty to any Swap Agreement entered into with a Foreign Subsidiary the obligations under which constitute Foreign Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Foreign Guarantor under any Loan Document and (g) the successors and assigns of each of the foregoing.

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ARTICLE II

Guarantee

SECTION 2.01.            Guarantee.  Each Foreign Guarantor unconditionally guarantees, jointly with the other Foreign Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Foreign Obligations.  Each Foreign Guarantor further agrees that the Guaranteed Foreign Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, renewal, amendment or modification of any Guaranteed Foreign Obligation.  Each Foreign Guarantor waives presentment to, demand of payment from and protest to any Foreign Subsidiary Borrower or any other Foreign Guarantor of any of the Guaranteed Foreign Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02.            Guarantee of Payment.  Each Foreign Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Guaranteed Foreign Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Foreign Subsidiary Borrower or any other person.

SECTION 2.03.            No Limitations, Etc.  (a)   Except for termination of a Foreign Guarantor’s obligations hereunder as expressly provided in Section 4.13 and as expressly provided in the last sentence of this paragraph (a), the obligations of each Foreign Guarantor hereunder are continuing, unconditional and absolute and, without limiting the generality of the foregoing, shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Foreign Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Foreign Guarantor hereunder shall not be discharged or impaired or otherwise affected by:  (i) the failure of the Administrative Agent, the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Foreign Guarantor under this Agreement; (iii) the failure to perfect any security interest in, or the release of, any security held by the Collateral Agent or any other Secured Party for the Guaranteed Foreign Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Guaranteed Foreign Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Foreign Obligations).  Each Foreign

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Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Foreign Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Foreign Obligations, all without affecting the obligations of any Foreign Guarantor hereunder. Notwithstanding anything to the contrary in this Agreement, the Collateral Agent shall not enforce the obligations under this Agreement of a Foreign Guarantor organized under the laws of the Federal Republic of Germany as a (i) GmbH or (ii) GmbH & Co. KG to the extent that the Collateral Agent is in good faith of the opinion that such enforcement would, in breach of Sections 30 and 31 German Limited Liability Company Act (GmbHG), result in or increase a Capital Impairment.  For the avoidance of doubt, the fact that a Foreign Guarantor organized under the laws of the Federal Republic of Germany disputes the Collateral Agent’s opinion of regarding whether an enforcement would lead to a Capital Impairment shall not prevent the Collateral Agent from any enforcement of such Foreign Guarantor’s obligations hereunder; provided that the Collateral Agent shall release to the relevant Foreign Guarantor that part of the net proceeds of any enforcement of its obligations hereunder that is necessary to cure a Capital Impairment (a “Repayment Obligation”).  Notwithstanding any of the foregoing, each such Foreign Guarantor may, at its own cost and expense, arrange for the preparation of a balance sheet by a firm of auditors of international standard and repute, reasonably acceptable for the Collateral Agent, in order to have such auditors determine whether and if so, to what extent, enforcement of this Agreement would cause a Repayment Obligation.  The auditors’ determination shall be prepared by applying the generally accepted accounting principles applicable in the Federal Republic of Germany (Grundsaetze ordnungsgemaesser Buchfuehrung) based on the same principles and evaluation methods as consistently applied by the relevant Foreign Guarantor in the preparation of its financials, in particular in the preparation of its most recent annual balance sheet, and taking into consideration applicable court rulings of courts of the Federal Republic of Germany.  If the relevant Foreign Guarantor provides the Collateral Agent with the determination of such auditors pursuant to which the enforcement of the obligations of such Foreign Guarantor under this Agreement would cause a Repayment Obligation, the Collateral Agent shall not enforce or continue to enforce, as applicable, the obligations of such Foreign Guarantor under this Agreement to the extent that such enforcement would cause a Repayment Obligation. For the avoidance of doubt, (a) the auditors’ determination shall be subject to review by courts and (b) nothing in this Section 2.03(a) shall have any impact or is intended to limit any such Foreign Guarantor’s obligations under Section 2.07.  If the Collateral Agent, after it has been provided with an Auditors’ Determination that has prevented it from enforcing obligations under this Agreement against a Foreign Guarantor, in good faith determines that the financial condition of such Foreign Guarantor (as set forth in the relevant Auditors’ Determination) has substantially improved (including if such Foreign Guarantor has taken any actions in accordance with Section 2.07), the Collateral Agent may enforce the obligations of such Foreign Guarantor pursuant to this Section 2.03(a); provided that (i) the Collateral Agent shall continue to be subject to a Repayment Obligation as set out herein, if any, and that the right of such Foreign Guarantor to

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provide an Auditors’ Determination as well as its obligations under Section 2.07 shall remain unaffected.

(b)  To the fullest extent permitted by applicable law, each Foreign Guarantor waives any defense based on or arising out of any defense of any Foreign Subsidiary Borrower or any other Loan Party or the unenforceability of the Guaranteed Foreign Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Foreign Subsidiary Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Foreign Obligations.  The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Foreign Obligations, make any other accommodation with any Foreign Subsidiary Borrower or any other Loan Party or exercise any other right or remedy available to them against any Foreign Subsidiary Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Foreign Guarantor hereunder except to the extent the Guaranteed Foreign Obligations have been fully and indefeasibly paid in full in cash.  To the fullest extent permitted by applicable law, each Foreign Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Foreign Guarantor against any Foreign Subsidiary Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04.            Reinstatement.  Each Foreign Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Foreign Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of any Loan Party or otherwise.

SECTION 2.05.            Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Foreign Guarantor by virtue hereof, upon the failure of any Foreign Subsidiary Borrower or any Foreign Guarantor to pay any Guaranteed Foreign Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Foreign Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Foreign Obligation.  Upon payment by any Foreign Guarantor of any sums to the Collateral Agent as provided above, all rights of such Foreign Guarantor against any Foreign Subsidiary Borrower or any Foreign Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06.            Information.  Each Foreign Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Foreign Subsidiary Borrower and each other Loan Party, and of all other

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circumstances bearing upon the risk of nonpayment of the Guaranteed Foreign Obligations and the nature, scope and extent of the risks that such Foreign Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Foreign Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07.            Actions to Avoid or Cure a Capital Impairment.  To the extent necessary to avoid a Capital Impairment or cure an existing Capital Impairment that would prevent the enforcement of the obligations of a Foreign Guarantor organized under the laws of the Federal Republic of Germany hereunder, such Foreign Guarantor shall, at the request of the Collateral Agent, (a) dispose of assets (i) that are not necessary for the conduct of its business and (ii) have a book value that is significantly lower than their fair market value and (b) make all other commercially reasonable efforts to ensure that the enforcement of such Foreign Guarantor’s obligations hereunder would not cause or deepen a Capital Impairment.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01.            Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Foreign Guarantors may have under applicable law (but subject to the last sentence of this Section 3.01 and Section 3.03), each Foreign Subsidiary Borrower agrees that (a) in the event a payment shall be made by any Foreign Guarantor under this Agreement in respect of any Guaranteed Foreign Obligation of such Foreign Subsidiary Borrower, such Foreign Subsidiary Borrower shall indemnify such Foreign Guarantor for the full amount of such payment and such Foreign Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Foreign Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Foreign Subsidiary Borrower, such Foreign Subsidiary Borrower shall indemnify such Foreign Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.  Notwithstanding anything to the contrary in this Agreement, this Section 3.01 shall not apply to any Foreign Guarantor organized under the laws of the Federal Republic of Germany.

SECTION 3.02.            Contribution and Subrogation.  Subject to the last sentence of this Section 3.02, each Foreign Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any Foreign Guarantor hereunder or assets of any Foreign Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Foreign Guarantor and such Foreign Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the applicable Foreign Subsidiary Borrower as provided in Section 3.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the

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aggregate net worth of all the Foreign Guarantors on the date hereof (or, in the case of any Foreign Guarantor becoming a party hereto pursuant to Section 4.14, the date of the supplement hereto executed and delivered by such Foreign Guarantor).  Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 to the extent of such payment.  Notwithstanding anything to the contrary in this Agreement, this Section 3.02 shall not apply to any Foreign Guarantor organized under the laws of the Federal Republic of Germany.

SECTION 3.03.            Subordination.  (a)   Notwithstanding any provision of this Agreement to the contrary, all rights of the Foreign Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Foreign Obligations.  No failure on the part of any Foreign Subsidiary Borrower or any other Foreign Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Foreign Guarantor with respect to its obligations hereunder, and each Foreign Guarantor shall remain liable for the full amount of the obligations of such Foreign Guarantor hereunder.

(b)  Each Foreign Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Loan Party shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Foreign Obligations.

ARTICLE IV

Miscellaneous

SECTION 4.01.            Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any Foreign Guarantor shall be given to it in care of the U.S. Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

SECTION 4.02.            Survival of Agreement.  All covenants, agreements, representations and warranties made by the Foreign Guarantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated.

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SECTION 4.03.            Binding Effect; Several Agreement.  This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 4.04.            Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Foreign Guarantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 4.05.            Collateral Agent’s Fees and Expenses; Indemnification.
(a)   The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b)  Without limitation of its indemnification obligations under the other Loan Documents, each Foreign Guarantor, jointly and severally, agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05(b) of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Restatement Transactions and other transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee; provided, further, that no Foreign Guarantor shall be obligated by this Agreement to indemnify any Indemnitee for any losses, claims, damages, liabilities or related expenses that arise of, in connection with or result from Obligations that are not Guaranteed Foreign Obligations.

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(c)  Any such amounts payable as provided hereunder shall be additional Guaranteed Foreign Obligations.  The provisions of this Section 4.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Foreign Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 4.05 shall be payable on written demand therefor.

SECTION 4.06.           GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.07.            Waivers; Amendment.  (a)  No failure or delay by the Applicable Agent, the Collateral Agent or any other Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies of the Administrative Agent, the Collateral Agent, and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Foreign Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.07, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Foreign Guarantor or Foreign Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 4.08.           WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT

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NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.08.

SECTION 4.09.            Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.10.            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 4.03.

SECTION 4.11.            Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12.            Jurisdiction; Consent to Service of Process.  (a)  Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Foreign Guarantor, or its properties, in the courts of any jurisdiction.

(b)  Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State

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or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 4.13.            Termination or Release.  (a)  This Agreement and the guarantees made herein shall terminate when all the Guaranteed Foreign Obligations constituting Foreign Loan Document Obligations have been indefeasibly paid in full in cash, the Lenders have no further commitment to lend to any Foreign Subsidiary Borrower under the Credit Agreement and all Ancillary Facilities have been terminated.

(b)  A Foreign Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Foreign Guarantor ceases to be a subsidiary of Holdings; provided that the Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c)  In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 4.13, the Collateral Agent shall execute and deliver to any Foreign Guarantor, at such Foreign Guarantor’s expense, all documents that such Foreign Guarantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 4.14.            Additional Foreign Guarantors.   Upon the designation by the U.S. Borrower of any Foreign Subsidiary that is a Wholly Owned Subsidiary as a Foreign Subsidiary Borrower or any Foreign Subsidiary as a Foreign Subsidiary Loan Party, in either case, pursuant to Section 2.20 of the Credit Agreement, such Foreign Subsidiary shall become a party to this Agreement.  Upon execution and delivery by the Collateral Agent and such Foreign Subsidiary of an instrument in the form of Exhibit I, such Foreign Subsidiary shall become a Foreign Guarantor hereunder with the same force and effect as if originally named as a Foreign Guarantor herein.  The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement.  The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 4.15.            Right of Set-off.  If an Event of Default shall have occurred and be continuing, each Secured Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party or Affiliate to or for the credit or the account of any party to this Agreement against any of and all the obligations of such party now or hereafter existing under this Agreement owed to such Secured Party or any of its Affiliates, irrespective of whether or not such Secured Party or any of its Affiliates shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Secured Party and each of its Affiliates under this Section 4.15 are in addition to other rights and remedies

12

(including other rights of set-off) that such Secured Party or any of its Affiliates may have.

SECTION 4.16.            Conversion of Currencies.  (a)  If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each Foreign Guarantor agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b)  The obligations of each Foreign Guarantor in respect of any sum due to any Applicable Creditor shall, notwithstanding any judgment in a currency other than the Agreement Currency, be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Foreign Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss.  The obligations of the Foreign Guarantors contained in this Section 4.16 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

(c)  This indemnity will constitute a Guaranteed Foreign Obligation separate and independent from the other Guaranteed Foreign Obligations contained in this Agreement, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by any Agent or any other Secured Party and will continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

SECTION 4.17.            Taxes Payable by Foreign Guarantor.  Except as otherwise provided in the Credit Agreement, all payments to be made by the Foreign Guarantor hereunder will be made free and clear of and without deduction for any taxes, levies, duties, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever.  If at any time any applicable law, regulation or international agreement requires the Foreign Guarantor to make any such deduction or withholding from any such payment, the sum due from the Foreign Guarantor with respect to such payment will be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Applicable Agent or the Collateral Agent, as applicable, receives an amount equal to the sum that it would have received had no deduction or withholding been required, except as otherwise provided by the Credit Agreement.

13

EACH OF THE PARTIES LISTED ON SCHEDULE I HERETO,

by
/s/ Joseph S. Cantie
Name: Joseph S. Cantie
Title: Vice President and Chief Financial Officer

EACH OF THE PARTIES LISTED ON SCHEDULE II HERETO,

By
/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Director

EACH OF THE PARTIES LISTED ON SCHEDULE III HERETO,

By
/s/ Stephen M. Batterbee
Name: Stephen M. Batterbee
Title: Director

[FOREIGN GUARANTEE]

SCHEDULE I

1.              Roadster Holdings (Canada), Inc.

2.              TRW Canada Limited

[FOREIGN GUARANTEE]

SCHEDULE II

1.              Automotive Holdings (UK) Limited

2.              Lucas Industries Limited

3.              LucasVarity

4.              TRW Limited

5.              TRW Systems Limited

6.              TRW U.K. Limited

[FOREIGN GUARANTEE]

SCHEDULE III

1.              Girling Limited

2.              Joseph Lucas Limited

3.              Lucas Automotive Limited

4.              Lucas Investments Limited

5.              Lucas Limited

6.              Lucas Service UK Limited

7.              Lucas Support Services Limited

8.              TRW LucasVarity Electric Steering Limited

[FOREIGN GUARANTEE]

TRW AUTOMOTIVE HOLDING VERWALTUNGS GMBH,

by
/s/ Paul Almond
Name: Paul Almond
Title: Managing Director

/s/ Fritz Chittka
Name: Fritz Chittka
Title: Managing Director

TRW AUTOMOTIVE HOLDING GMBH & CO. KG,

by
/s/ Paul Almond
Name: Paul Almond
Title: Managing Director

/s/ Fritz Chittka
Name: Fritz Chittka
Title: Managing Director

TRW BRAKING SYSTEMS POLSKA SP. Z O.O.,

by
/s/ Juergen Baro Piza
Name: Juergen Baro Piza
Title: Director

TRW POLSKA SP. Z O.O.,

by
/s/ Christophe Marnat
Name: Christophe Marnat
Title: Director

[FOREIGN GUARANTEE]

TRW AUTOMOTIVE ELECTRONICS & COMPONENTS GMBH,

by
/s/ Andreas Siebert
Name: Dr. Andreas Siebert
Title: Managing Director

/s/ Manfred Barfuss
Name: Manfred Barfuss
Title: Managing Director

TRW AUTOMOTIVE GMBH,

by
/s/ Fritz Chittka
Name: Fritz Chittka
Title: Managing Director

TRW AUTOMOTIVE SAFETY SYSTEMS GMBH,

by
/s/ Sabine Neuss
Name: Sabine Neuss
Title: Managing Director

TRW DEUTSCHLAND HOLDING GMBH,

by
/s/ Fritz Chittka
Name: Fritz Chittka
Title: Managing Director

TRW KFZ AUSRUESTUNG GMBH,

by
/s/ Norman Baudach
Name: Norman Baudach
Title: Prokurist

[FOREIGN GUARANTEE]

TRW STEERING SYSTEMS POLAND SP. Z O.O,

by
/s/ Anthony Bassett
Name: Anthony Bassett
Title: Director

TRW AUTO B.V.,

by
/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Director B

/s/ Daniel Shattock
Name: Daniel Shattock
Title: Director A

TRW INTERNATIONAL HOLDINGS B.V.,

by
/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Director B

/s/ Daniel Shattock
Name: Daniel Shattock
Title: Director A

TRW COÖPERATIEF W.A.,

by
/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Director B

/s/ Daniel Shattock
Name: Daniel Shattock
Title: Director A

[FOREIGN GUARANTEE]

TRW AUTOMOTIVE LUXEMBOURG HOLDINGS S.AR.L.

by
/s/ Daniel Shattock
Name: Daniel Shattock
Title: Director A

/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Director B

TRW AUTOMOTIVE LUXEMBOURG S.AR.L.

by
/s/ Daniel Shattock
Name: Daniel Shattock
Title: Director A

/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Director B

TRW AUTOMOTIVE CZECH S.R.O.,

By
/s/ Pavel Endler
Name: Pavel Endler
Title: Director

TRW VOLANT A.S.,

by
/s/ Stefan Kreysa
Name: Stefan Kreysa
Title: Director

[FOREIGN GUARANTEE]

LUCAS AUTOMOTIVE GMBH,

by
/s/ Michel Berthelin
Name: Michel Berthelin
Title: Managing Director

/s/ Michael Georgi
Name: Michael Georgi
Title: Prokurist, Senior Legal Counsel

LUCAS VARITY GMBH,

by
/s/ Josef Pickenhahn
Name: Josef Pickenhahn
Title: Managing Director

TRW AIRBAG SYSTEMS GMBH,

by
/s/ Fritz Chittka
Name: Fritz Chittka
Title: Managing Director

TRW ENGINEERED FASTENERS & COMPONENTS SELB GMBH,

by
/s/ Andreas Siebert
Name: Dr. Andreas Siebert
Title: Managing Director

/s/ Ernst Hohenberger
Name: Ernst Hohenberger
Title: Managing Director

 [FOREIGN GUARANTEE]

TRW-DAS A.S.,

by
/s/ Jürgen Baro Piza
Name: Jürgen Baro Piza
Title: Director

TRW AUTOELECTRONIKA S.R.O.,

by
/s/ Paul Evans
Name: Paul Evans
Title: Director

TRW-CARR S.R.O.,

by
/s/ Kamil Suchan
Name: Kamil Suchan
Title: Director

[FOREIGN GUARANTEE]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent,

By
/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

[FOREIGN GUARANTEE]